ALEXANDER & BALDWIN, INC.
                     1998 STOCK OPTION/STOCK INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                       Discretionary Option Grant Program
                       ----------------------------------



                  AGREEMENT made as of __________, 20__, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation (the "Company"), and ___________________________________________ (the "Optionee").

                              W I T N E S S E T H:
                              -------------------

RECITALS
--------

         A. The Company has, with the approval of the shareholders, adopted the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan (the "Plan") for the purpose of providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to join and/or remain in the service of the Company or its subsidiaries.

         B. Optionee is an individual who is to render valuable services to the Company or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

         C. The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue
           ---
Code.

         D. For purposes of this Agreement, the following definitions shall be in effect:

            Common Stock: Common Stock shall mean the shares of the Company's
            ------------
common stock, without par value.

            Employee: Optionee shall be considered to be an Employee for
            --------
so long as such individual remains in the employ of the Company or one or more of its Subsidiaries.

            Parent: A corporation shall be deemed to be a Parent of the
            ------
Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Section 16(b) Insider: Optionee shall be considered to be a
            ---------------------
Section 16(b) Insider on any relevant date under this Agreement if Optionee is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            Service: Optionee shall be deemed to be in the Service of the
            -------
Company for so long as Optionee rendered services on a periodic basis to the Company (or any Parent or Subsidiary) in the capacity of an Employee. Optionee shall be deemed to cease such Service immediately upon the occurrence of either of the following events: (i) Optionee no longer performs services in such capacity for the Company (or any Parent or Subsidiary) or (ii) the entity for which Optionee performs such services ceases to remain a Parent or Subsidiary of the Company, even though Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company; provided, however, that except to the extent otherwise required by law or expressly authorized by the Plan Administrator or the Company's written leave of absence policy, no Service credit shall be given for vesting purposes under Paragraph 4 of this Agreement for any period Optionee is on a leave of absence.


            Subsidiary: A corporation shall be deemed to be a Subsidiary of the
            ----------
Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each corporation in such chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

            NOW, THEREFORE, it is hereby agreed as follows:

            1.   Grant of Option. Subject to and upon the terms and conditions
                 ---------------
set forth in this Agreement, the Company hereby grants to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to _________ shares of Common Stock (the "Optioned Shares") at the price of _____________ and __/100 Dollars ($___.__) per share (the "Option Price").

            2.   Option Term. This option shall have a maximum term of ten
                 -----------
years measured from the Grant Date and shall accordingly expire at the close of business on _________, 20__ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 7 of this Agreement.

            3.   Limited Transferability.
                 -----------------------

                 a. This option may be assigned in whole or in part during Optionee's lifetime to a revocable living trust established for the exclusive benefit of Optionee or the Optionee and his or her spouse, to the extent such assignment is in connection with the Optionee's estate plan. The assigned portion shall be exercisable only by the person who acquires a proprietary interest in this option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents to be executed by the assignee as the Corporation deems appropriate.

                 b. Should the Optionee die while holding this option, then this option shall be transferred in accordance with Optionee's will or the laws of inheritance. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of the stock option agreement evidencing this option, including (without limitation) the limited time period during which this option maybe exercised following Optionee's death.

                 c. Except for the limited transferability provided by the foregoing, this option shall not be assignable or transferable and shall be exercisable only by the Optionee during his or her lifetime.

            4.   Exercisability. The option shall become exercisable for the
                 --------------
Optioned Shares in a series of three (3) successive equal annual installments, as set forth in the Exercise Schedule below, with the first such installment to become exercisable on the first anniversary of the Grant Date. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. Except as otherwise expressly provided in subparagraph 5(iv) below, the option shall not become exercisable for any additional Optioned Shares following Optionee's cessation of Service.


                                   Exercise Schedule
                                   -----------------

                     Number of
                  Optioned Shares                     Exercise Date
                  ---------------                     -------------

                  _______________                    __________, 20__
                  _______________                    __________, 20__
                  _______________                    __________, 20__

            5.   Cessation of Service; Termination of Options. The option
                 --------------------------------------------
term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

                              (i) Except as otherwise provided in subparagraphs
(ii) through (vi) below, should Optionee cease to remain in the Service of the Company at any time during the option term, then the period for exercising this option shall be reduced to a three-month period commencing with the date of such cessation of Service. During such three-month period, this option may not be exercised for more than that number of Optioned Shares (if any) for which this option is exercisable at the time of Optionee's cessation of Service. In no event, however, shall this option be exercisable at any time after the Expiration Date.

                             (ii) If Optionee is a Section 16(b) Insider at the
time of cessation of Service, then Optionee shall have a period of six months following such cessation of Service in which to exercise this option for any or all of the Optioned Shares for which this option is exercisable at the time of Optionee's cessation of Service. In no event, however, shall this option be exercised at any time after the specified Expiration Date.

                            (iii) Should Optionee die while this option is
outstanding, then (A) this option, to the extent it is not otherwise at the time fully exercisable, shall automatically accelerate so that such option shall become fully exercisable with respect to the total number of Optioned Shares at the time subject to this option, and (B) the personal representative of Optionee's estate (or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of the Optioned Shares. Notwithstanding the foregoing, should Optionee die while holding this option and have a valid beneficiary designation under Paragraph
3.b in effect the option at that time, then the designated beneficiary or beneficiaries shall have the right to exercise this option for the Optioned Shares. Any right provided under this subparagraph (iii) to exercise this option following Optionee's death shall lapse, and this option shall cease to be exercisable, upon the earlier of (A) the expiration of the twelve-month period measured from the date of Optionee's death or (B) the Expiration Date.

                             (iv) Should Optionee retire on or after attaining
age fifty-five (55) in accordance with the terms of the Company's retirement plan, or become disabled and cease by reason thereof to remain in the Service of the Company, at any time while this option is outstanding, then Optionee shall have a period of three years (commencing with the date of such retirement or cessation of Service) to exercise this option for (i) any or all of the Optioned Shares for which this option is exercisable at the time of Optionee's retirement or cessation of Service and (ii) any additional Optioned Shares for which the option becomes exercisable during the subsequent three-year period. In no event, however, shall this option be exercised at any time after the Expiration Date. For purposes of this Agreement, Optionee shall be deemed to be disabled if Optionee is, by reason of any medically-determinable physical or mental impairment (A) which is expected to result in death or (B) which is expected to be, or is, of continuous duration of twelve consecutive months or more, unable to perform his/her usual duties for the Company (or any Subsidiary or Parent) employing his/her services.

                              (v) Should Optionee's Service be terminated
for Misconduct, or should Optionee (a) engage in any post-Service activity, whether as an Employee, consultant, advisor, or otherwise, competitive with the business operations of the Company (or any Subsidiary or Parent), or (b) engage in any other conduct, while in Service or following cessation of Service, materially detrimental to the business or affairs of the Company (or any Subsidiary or Parent), as determined in the sole discretion of the Plan Administrator, then this option shall terminate immediately and cease to be outstanding. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary or Parent), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Subsidiary or Parent) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Subsidiary or Parent) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Company (or any Subsidiary or Parent).

                             (vi) Except as otherwise expressly provided
in subparagraph 5(iv) above, upon Optionee's cessation of Service, this option shall, to the extent it is not otherwise exercisable at the time, for one or more Optioned Shares, immediately terminate and cease to be outstanding with respect to those shares.

            6.   Adjustment in Optioned Shares.
                 -----------------------------

                 a. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company's receipt of consideration: any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off, extraordinary dividend or any other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the number and/or class of shares purchasable under this option and the Option Price payable per share shall be equitably adjusted in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of Optionee's benefits hereunder.

                 b. If this option remains outstanding following any merger or other business combination involving the Company, then this option shall be equitably adjusted to apply and pertain to the number and class of securities which would have been issuable, in the consummation of such merger or business combination, to an actual holder of Common Stock for the same number of shares as are subject to this option immediately prior to such merger or business combination. Equitable adjustments also shall be made to the Option Price payable per share; provided, however, that the aggregate Option Price shall remain the same.

            7.   Acceleration and Cancellation of Options. In the event
                 ----------------------------------------
there should occur a Change in Control (defined below), then this option, to the extent outstanding at the time, but not otherwise fully exercisable, shall automatically accelerate so that such option shall, immediately prior to the specified effective date of the Change in Control, become fully exercisable for the total number of Optioned Shares at the time subject to this option and may be exercised for all or any portion of such Optioned Shares. Immediately following the consummation of the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

                 "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if:

                              (i) any "person" (defined as such term is used in
Sections 13(d) and 14(d) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

                             (ii) at least a majority of the Company's Board of
Directors (the "Board") ceases to consist of (a) individuals who have served continuously on the Board since January 1, 2001 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who shall at that time have served continuously on the Board since January 1, 2001 or whose election or nomination was previously so approved;

                            (iii) there is consummated a merger or consolidation
of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

                             (iv) the shareholders of the Company approve a plan
of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of individuals who comprised the Board immediately prior to such sale or disposition.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

            8.   Shareholder Rights. The holder of this option shall have
                 ------------------
none of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option, paid the Option Price and been issued one or more stock certificates for the purchased shares.

            9.   Manner of Exercising Option.
                 ---------------------------

                 a. In order to exercise this option for one or more of the Optioned Shares, Optionee (or in the case of exercise after Optionee's death, Optionee's legal representative, executor, administrator, heir or legatee, as the case may be) must take the following actions:

                              (i) Deliver to the Secretary of the Company, or
his/her designee, a written notice of exercise (the "Exercise Notice") in which there is specified the number of Optioned Shares for which the Option is being exercised.

                             (ii) Pay the aggregate Option Price for the
purchased shares in one of the following alternative forms:

                                  full payment in cash or cash equivalents,
     such as a certified check, bank draft, personal check or postal or express money order made payable to the Company's order; or

                                  full payment in shares of Common Stock held
     by the Optionee for the required period (if any) necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                  full payment in a combination of the
     foregoing.

                            (iii) Furnish to the Company appropriate
documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

                 b. For purposes of this Agreement, the following definitions shall be in effect:

         Exercise Date: The Exercise Date shall be the first date on
         -------------
         which there shall have been delivered to the Company both (I) the Exercise Notice and (II) the payment of the Option Price for the purchased shares.

         Fair Market Value: The Fair Market Value of a share of Common
         -----------------
         Stock on any relevant date shall be the mean between the highest and lowest selling prices per share of Common Stock on the date in question, as quoted on the Nasdaq Global Select Market (or any successor system). Should the Common Stock become traded on any other national securities exchange, then the Fair Market Value per share shall be the mean between the highest and lowest selling prices on such exchange on the date in question. If there is no reported sale of Common Stock on the Nasdaq Global Select Market (or other national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the Nasdaq Global Select Market (or such other securities exchange) on the last preceding date for which such quotations exist.

                 c. As soon as practicable after the Exercise Date, the Company shall issue to Optionee (or to the other person or persons exercising this option) a certificate or certificates representing the purchased shares.

                 d. In no event may this option be exercised for any fractional shares.

            10.  Compliance with Laws and Regulations.
                 ------------------------------------

                 a. The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

                 b. The applicable period of post-Service exercisability in effect pursuant to the provisions of Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within such post-Service exercise period during which the exercise of this option or the immediate sale of the Optioned Stock acquired under this option cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the extension of this option beyond the Expiration Date.

                 c. In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

            11.  Successors and Assigns. Except to the extent otherwise
                 ----------------------
provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

            12.  Non-Liability of Company.
                 ------------------------

                 a. If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option may not be exercised with respect to any of those excess shares unless and until stockholder approval of an amendment to the Plan sufficiently increasing the number of shares of Common Stock issuable thereunder is obtained in accordance with the provisions of the Plan and shall become void with respect to those excess shares if such stockholder approval is not obtained.

                 b. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Company shall use reasonable efforts to obtain all such approvals.

            13.  No Impairment of Company's Rights. This Agreement shall
                 ---------------------------------
not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            14.  No Employment or Service Contract. Nothing in this Agreement
                 ---------------------------------
or in the Plan shall confer upon Optionee any right to continue in the Service of the Company (or any Subsidiary or Parent employing or retaining Optionee) for any period of time or otherwise interfere with or restrict in any way the rights of the Company (or such Subsidiary or Parent) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

            15.  Notices. Any notice required to be given or delivered to
                 -------
the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary or his/her designee at the principal corporate offices at 822 Bishop Street, Honolulu, HI 96813. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            16.  Construction. This Agreement and the option evidenced
                 ------------
hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            17.  Tax Withholding.
                 ---------------

                 a. The Company's obligation to deliver shares of Common Stock upon the exercise of this option shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                 b. Optionee may elect to have the Company withhold, at the time this option is exercised, a portion of the shares purchased under the option with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% up to 100% as specified by Optionee) of the applicable Federal and State income tax withholding liability incurred by Optionee in connection with the option exercise (the "Withholding Taxes").

                      Any such exercise of the election must be effected in accordance with the following terms and conditions:

                              (i) The election must be made on or before the
     date the amount of the Withholding Taxes incurred by Optionee in connection with the exercise of the option is determined (the "Tax Determination Date").

                             (ii) The election shall be irrevocable.

                            (iii) The election shall be subject to the approval of the Plan Administrator, either at the time the election is made or at any earlier time, and none of the shares purchased under the option actually shall be withheld in satisfaction of the Withholding Taxes incurred in connection with the exercise of the option, except to the extent the election is so approved by the Plan Administrator.

                             (iv) The shares withheld pursuant to the election shall be valued at Fair Market Value on the Tax Determination Date in accordance with the valuation provisions of paragraph 9.b of this Agreement.

                              (v) In no event may the number of shares of
     Common Stock requested to be withheld exceed in Fair Market Value the dollar amount of the Withholding Taxes incurred by Optionee in connection with the exercise of the option. For purposes of such calculation, the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income shall be used.

                 c. Optionee may elect to deliver to the Company, at the time the option is exercised, shares of Common Stock previously acquired by such individual (other than in connection with such option exercise) with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% up to 100% as specified by Optionee) of the Withholding Taxes incurred by Optionee in connection with the option exercise.

                     Any such exercise of the election must be effected in accordance with the following terms and conditions:

                               (i) The election must be made on or before the
     Tax Determination Date.

                             (ii) The election shall be irrevocable.

                             (iii) The election shall be subject to the approval of the Plan Administrator, either at the time the election is made or at any earlier time, and none of the delivered shares shall be accepted in satisfaction of the Withholding Taxes, except to the extent the election is so approved by the Plan Administrator.

                             (iv) The delivered shares shall be valued at Fair Market Value on the Tax Determination Date in accordance with the valuation provisions of paragraph 9.b of this Agreement.

                              (v) In no event may the number of delivered shares
     exceed in Fair Market Value the dollar amount of the Withholding Taxes incurred by the Optionee in connection with the exercise of the option. For purposes of such calculation, the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income shall be used.

            18.  Governing Law. The interpretation, performance, and
                 -------------
enforcement of this Agreement shall be governed by the laws of the State of Hawaii.

            19.  Counterparts. This Agreement may be executed in counterparts,
                 ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer, and Optionee also has executed this Agreement in duplicate, all as of the day and year indicated above.

                            ALEXANDER & BALDWIN, INC.



                            By ________________________________
                               Its



                            -----------------------------------
                                         Optionee

                            Address:

                            _____________________________________

                            _____________________________________